                          AMENDMENT TO PROMISSORY NOTE


          WHEREAS, COELHO ASSOCIATES LLC (the "Maker") made a Promissory Note to the order of CROP GROWERS CORPORATION (the "Payee") dated November 17, 1995 (the "Note"), agreeing to repay all principal amounts advanced under the Note up to ONE MILLION DOLLARS ($1,000,000); and

          WHEREAS, pursuant to the terms of the Note, the aggregate principal amount to be advanced was never to exceed $1,000,000 at any time; and

          WHEREAS, the Maker and the Payee desire to have the maximum principal amount that may be advanced pursuant to the Note increased to $3,000,000; and

          NOW, THEREFORE, in consideration of the mutual promises herein contained, the Maker and Payee hereby agree to amend the Note as follows:

          1. The stated principal amount of the Note is amended to read $3,000,000.

          2. Paragraph one of the Note shall be amended to read in its entirety as follows:

          "FOR VALUE RECEIVED, the undersigned, COELHO ASSOCIATES LLC (the "Maker"), hereby promises to pay to the order of CROP GROWERS CORPORATION (the "Payee", which term includes any subsequent holder hereof) at Great Falls, Montana or at such other place as the Payee may from time to time hereafter designate to the Maker in writing the principal sum of Three MILLION DOLLARS ($3,000,000) or, if less, the unpaid principal of all amounts advanced hereunder by the Payee to the Maker."

          3. The first sentence in paragraph two of the Note is hereby amended to read in its entirety as follows:

          "Until the final maturity of this Note, the Maker may from time to time request an advance (an "Advance") hereunder and repay and, upon repayment, reborrow, provided that the aggregate unpaid principal amount of all Advances hereunder shall never exceed $3,000,000 at any time."

          All remaining terms and conditions of the Note not amended hereby shall remain in effect and are incorporated by reference as if fully set forth herein.

          DATED as of May 30, 1996.


                              COELHO ASSOCIATES LLC



                              _________________________
                              Name:
                              Title: